UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 10, 2003

The Providence Service Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-50364	86-0845127
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5524 East Fourth Street, Tucson, Arizona	85711
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (520) 747-6600

N/A

(Former name, former address, and former fiscal year, if changed since last report)

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits:

99.1	Earnings release issued by The Providence Service Corporation on November 10, 2003.

ITEM 9.	OTHER EVENTS AND REGULATION FD DISCLOSURE AND

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is being provided pursuant to Item 9 – Other Events and Regulation FD Disclosure and Item 12 – Results of Operations and Financial Condition. Such information, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

On November 10, 2003, The Providence Service Corporation (“Providence”) issued an earnings release reporting its results for the three and nine months ended September 30, 2003. A copy of this earnings release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The earnings release contains non-GAAP financial measures. For purposes of SEC Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States of America. Pursuant to the requirements of Regulation G, Providence has provided reconciliations within the earnings release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

The non-GAAP financial measures used by Providence are:

•	net income available to common stockholders, excluding expenses related to Providence’s initial public offering (“IPO”);

•	diluted earnings per share, excluding IPO related expenses;

•	projected net income available to common stockholders, excluding IPO related expenses; and

•	projected diluted earnings per share, excluding IPO related expenses.

These non-GAAP financial measures are most directly comparable to the following GAAP financial measures, respectively:

•	net loss available to common stockholders;

•	diluted loss per share;

•	projected net loss available to common stockholders; and

•	projected diluted loss per share.

Providence has provided these non-GAAP measurements, which present its earnings on a pro forma basis excluding certain expenses related to its IPO, because these expenses had a significant effect on its financial performance for the periods presented in this document as a result of its IPO. Providence has provided this supplemental non-GAAP information because it believes this information provides useful information to investors and meaningful comparisons of the results of its operations for the periods presented in this document. The non-GAAP measures do not replace the presentation of its GAAP financial results. The items excluded in the non-GAAP measures pertain to certain items that are considered to be material so that exclusion of the items would, in management’s belief, enhance a reader’s ability to compare the results of its business after excluding these items. The non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from pro forma measures used by other companies.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROVIDENCE SERVICE CORPORATION

Date:	November 10, 2003	By:	/s/ Michael N. Deitch
Michael N. Deitch
Chief Financial Officer